UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 14, 2013

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into a Material Definitive Agreement

On June 14, 2013, Datawatch Corporation (“Datawatch”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) providing for the acquisition by Datawatch of all of the outstanding capital stock of Panopticon Software AB, a Swedish company limited by shares (“Panopticon”), from the shareholders of Panopticon (the “Panopticon Shareholders”) in an all-stock transaction, as well as the issuance of options for shares of Datawatch common stock (the “Consideration Options”) in substitution for outstanding options for Panopticon stock.

Under the Purchase Agreement, the aggregate number of shares of Datawatch common stock to be issued to the Panopticon Shareholders in exchange for the Panopticon shares will equal 23.6% of the outstanding shares of Datawatch common stock as of the closing date, including for this purpose shares underlying options and warrants for Datawatch common stock that are exercisable on such date (the “Consideration Shares”), reduced by (i) the number of Datawatch shares underlying the Consideration Options, (ii) a holdback of 10% of the Consideration Shares to be retained by Datawatch for fifteen months as security for the indemnification obligations of the Panopticon Shareholders under the Purchase Agreement, (iii) Datawatch shares to be issued at closing to satisfy change of control bonuses payable by Panopticon in connection with the transaction (the “Transaction Payments”), (iv) Datawatch shares with a value equal to amount of any tax or social security contributions payable in connection with the Transaction Payments, and (v) Datawatch shares with a value equal to the total sellers’ expenses in connection with the transaction.

Consummation of the transactions under the Stock Purchase Agreement is subject to certain closing conditions, including, among other things, (i) approval of the transaction by the Datawatch shareholders, (ii) the receipt of any required government approvals and consents and the absence of any governmental restraint, (iii) subject to certain qualifications, the accuracy of representations and warranties of each party, (iv) absence of a material adverse change with respect to Panopticon since June 14, 2013, (v) the execution of employment and/or consultancy arrangements with certain Panopticon executives, and (vii) the performance in all material respects by each party of its obligations under the Purchase Agreement.

The Purchase Agreement contains certain termination rights for both Datawatch and Panopticon, and further provides that, upon termination of the Purchase Agreement, Datawatch and the Panopticon Shareholders shall remain liable for any breaches of the Purchase Agreement occurring prior to such termination. Currently, the Stock Purchase is expected to be completed during Datawatch’s fiscal fourth quarter ending September 30, 2013.

The Purchase Agreement contains usual and customary representations and warranties that the parties to the Purchase Agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to Datawatch shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Datawatch and Panopticon have additionally made customary covenants in the Purchase Agreement, including, among others, covenants (a) take commercially reasonable actions necessary to (i) comply with all legal requirements imposed on either party in connection with the consummation of the transactions contemplated by the Purchase Agreement, (ii) promptly cooperate with and furnish information to any party necessary in connection with any such requirements imposed in connection with the consummation of the transactions contemplated by the Purchase Agreement and (iii) obtain or make any consent, approval, order or authorization, or any registration, declaration or filing with any person in connection with the transactions contemplated by the Purchase Agreement, and (b) to be responsible for its own expenses and costs incurred with respect to the negotiation, execution, delivery and performance of this Purchase Agreement. In addition, Panopticon made certain covenants to conduct its business in the ordinary course consistent with past practice between the date of execution of the Purchase Agreement and the transaction closing date. In addition, the Panopticon Shareholders have made certain covenants to indemnify Datawatch for breaches of representations and warranties regarding Panopticon and the Panopticon Shareholders as well as covenants made by Panopticon and the Panopticon Shareholders, subject to the limitations and other terms and conditions set forth in the Purchase Agreement.

The terms of the Purchase Agreement and the transactions contemplated thereby are the result of arm’s length negotiation among the parties.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety. The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Panopticon or any of the other parties thereto. Investors should read the Purchase Agreement together with the other information concerning Datawatch and Panopticon that is publicly filed in reports and statements with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements:

Any statements contained in this filing or any exhibit attached hereto that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such statements, including but not limited to those relating to results of operations, contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. The factors that could cause actual future results to differ materially from current expectations include the following: risks associated with the continuing weak global economy; risks associated with fluctuations in quarterly operating results due, among other factors, to the size and timing of large customer orders; risks associated with acquisitions, including the recent acquisition of intellectual property from Math Strategies and the acquisition of Panopticon; the volatility of Datawatch’s stock price; limitations on the effectiveness of internal controls; rapid technological change; Datawatch’s dependence on the introduction of new products and possible delays in those introductions; competition in the software industry generally, and in the markets for information optimization in particular; Datawatch's dependence on its principal products, proprietary software technology and software licensed from third parties; risks associated with international sales and operations; risks associated with indirect distribution channels; the adequacy of Datawatch’s sales returns reserve; risks associated with a subscription sales model; Datawatch’s dependence on its ability to hire and retain skilled personnel; disruption or failure of Datawatch’s technology systems that may result from a natural disaster, cyber-attack or other catastrophic event; and uncertainty and additional costs that may result from evolving regulation of corporate governance and public disclosure. Further information on factors that could cause actual results to differ from those anticipated is detailed in various publicly-available documents, which include, but are not limited to, filings made by Datawatch from time to time with the Securities and Exchange Commission (the “SEC”), including but not limited to, those appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 2012 and Form 10-Q for the quarters ended December 31, 2012 and March 31, 2013. Any forward-looking statements should be considered in light of those factors.

Additional Information:

In connection with the proposed transaction and solicitation of stockholder approval of the proposed transaction, Datawatch will file with the SEC a Proxy Statement as well as other relevant documents. Shareholders are urged to read the Proxy Statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. You will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Datawatch and Panopticon, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents for Datawatch, free of charge, at www.datawatch.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement and any SEC filings incorporated by reference in the Proxy Statement can also be obtained, free of charge, by directing a request to Datawatch Investor Relations, Datawatch Corporation, 271 Mill Road, Quorum Office Park, Chelmsford, Massachusetts 01824, (978) 441-2200.

No communication herein shall constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The shares of Datawatch common stock to be issued as consideration in the proposed transaction have not been registered in the United States and may not be offered or resold in the United States without registration or an exemption from registration in the United States.

Datawatch and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Datawatch shareholders in connection with the proposed transaction. Information about Datawatch’s directors and executive officers is set forth in the proxy statement for its 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 28, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraphs.

Item 9.01      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

As of the date of filing this Current Report on Form 8-K, it is impracticable for Datawatch to provide the financial statements required by Item 9.01(a) of Form 8-K. In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than August 30, 2013, 71 days after the required filing date for this Current Report.

(b)	Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for SeaChange to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. In accordance with Item 9.01(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than August 30, 2013, 71 days after the required filing date for this Current Report.

(d)	Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Datawatch Corporation, the shareholders of Panopticon Software AB, certain optionholders of Panopticon Software AB, Panopticon Software AB and Willem De Geer, dated June 14, 2013.*

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By: /s/ James Eliason

Name: James Eliason

Title: Chief Financial Officer

Date: June 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Datawatch Corporation, the shareholders of Panopticon Software AB, certain optionholders of Panopticon Software AB, Panopticon Software AB and Willem De Geer, dated June 14, 2013.*

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.